UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Definitive Proxy Statement
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☐ Soliciting Material under § 240.14a-12

National Bank Holdings Corporation (Name of the Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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National Bank Holdings Corporation announces change in location for

2020 Annual Shareholders Meeting

DENVER, April 21, 2020 (Globe Newswire) - National Bank Holdings Corporation (NYSE: NBHC) today announced that its Annual Shareholders Meeting, which will be held on Tuesday, May 5, 2020 at 8:30 a.m. Mountain Time will now be conducted virtually, via an online webcast.  Due to the current COVID-19 pandemic, the company has decided against holding an in-person meeting to help ensure the health and wellbeing of shareholders and associates.

Shareholders can find additional information about the Annual Shareholders Meeting in supplemental proxy materials filed with the SEC and on the Company’s website at www.nationalbankholdings.com.

Any shareholder of record as of the close of business on March 13, 2020 can participate in the virtual meeting on May 5, 2020. To access the online meeting, enter the following web address: www.virtualshareholdermeeting.com/NBHC2020. Shareholders will need to enter the 16-digit control number indicated on their proxy card, voting instruction form or notice.

Shareholders are urged to vote in advance of the meeting, regardless of whether they plan to participate in the virtual meeting on May 5, 2020. Instructions regarding how to vote were included in the proxy materials provided to shareholders.

About National Bank Holdings Corporation

National Bank Holdings Corporation is a bank holding company created to build a leading community bank franchise delivering high quality client service and committed to shareholder results. Through its bank subsidiary, NBH Bank, National Bank Holdings Corporation operates a network of 101 banking centers, serving individual consumers, small, medium and large businesses, and government and non-profit entities. Its banking centers are located in its core footprint of Colorado, the greater Kansas City region, New Mexico, Texas and Utah. Its comprehensive residential mortgage banking group primarily serves the bank's core footprint. NBH Bank operates under the following brand names: Community Banks of Colorado in Colorado, Bank Midwest in Kansas and Missouri and Hillcrest Bank in New Mexico, Texas and Utah. It also operates as Community Banks Mortgage, a division of NBH Bank, in Colorado. Additional information about National Bank Holdings Corporation can be found at www.nationalbankholdings.com.

For more information visit: cobnks.com, bankmw.com, hillcrestbank.com or nbhbank.com. Or, follow us on any of our social media sites:

Community Banks of Colorado: facebook.com/cobnks, twitter.com/cobnks, instagram.com/cobnks;

Bank Midwest: facebook.com/bankmw, twitter.com/bank_mw, instagram.com/bankmw;

Hillcrest Bank: facebook.com/hillcrestbank, twitter.com/hillcrest_bank;

NBH Bank: twitter.com/nbhbank;

or connect with any of our brands on LinkedIn.

Contact:

Analysts/Institutional Investors:                                                                Media:

Aldis Birkans, 720-554-6640                                                                    Whitney Bartelli, 816-298-2203

Chief Financial Officer                                                                    Chief Marketing Officer

ir@nationalbankholdings.com                                                                   media@nbhbank.com

Source: National Bank Holdings Corporation

7800 East Orchard Road, Suite 300
Greenwood Village, CO 80111

ADDITIONAL INFORMATION REGARDING THE

2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2020

The following Notice of Change of Location (the “Notice”) relates to the proxy statement (the “Proxy Statement”) of National Bank Holdings Corporation (the “Company”), that was first mailed to shareholders on March 30, 2020 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual Meeting of Shareholders to be held on Tuesday, May 5, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION OF THE

2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON TUESDAY, MAY 5, 2020 AT 8:30 A.M. MOUNTAIN TIME

Online Meeting Only by Remote Communication - No Physical Meeting Location

To the Shareholders of National Bank Holdings Corporation:

In light of the coronavirus outbreak (“COVID-19”), public health concerns, government-recommended and required limits on public gatherings, and to assist in protecting the health and well-being of the Company’s shareholders, associates and representatives, NOTICE IS HEREBY GIVEN that the location of our 2020 Annual Meeting of Shareholders (the “Annual Meeting”) has been changed and will be conducted exclusively online by remote communication. You will not be able to physically attend the Annual Meeting.

The meeting will still be held at 8:30 a.m. Mountain Time on May 5, 2020. As described in the proxy materials for the Annual Meeting previously distributed, shareholders of record as of the close of business on March 13, 2020 will be able to vote and ask questions during the meeting by remote participation.

If you would like to attend the virtual meeting and you have your control number from your proxy card, voting instruction form or other notice, please go to www.virtualshareholdermeeting.com/NBHC2020 15 minutes prior to the start of the meeting to log in. Beneficial shareholders that hold shares through the broker’s name will need to contact their broker if they have not received a control number or instructions for how to attend the meeting. The proxy card or voting instruction form included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.

You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. If you wish to submit a question, you may do so during the meeting by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/NBHC2020, typing your question into the “Ask a Question” field, and clicking “Submit.”

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that is posted on the Virtual Shareholder Meeting log in page.

We thank you for your interest in our Company and look forward to your participation at our virtual Annual Meeting.

By Order of the Board of Directors,

/s/ Zsolt K Besskó

Zsolt K Besskó, Secretary